Exhibit 10.1

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

OCH-ZIFF HOLDING CORPORATION

Pursuant to Section 242 of the General

Corporation Law of the State of Delaware

August 30, 2019

Och-Ziff Holding Corporation, a Delaware corporation (hereinafter called the “Corporation”), does hereby certify as follows:

FIRST: Article FIRST of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

FIRST: The name of the corporation is Sculptor Capital Holding Corporation (hereinafter, the “Corporation”).

SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

* * * *

This Certificate of Amendment shall become effective at 12:01 a.m. Eastern Time on September 12, 2019.

[Signature page follows.]

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed in its corporate name as of the date first written above.

OCH-ZIFF HOLDING CORPORATION

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer